UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

iRobot Corporation

(Name of Registrant as Specified In Its Charter)

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On March 30, 2016, iRobot Corporation (the “Company”) delivered the letter below to its employees regarding the Company’s 2016 Annual Meeting of Stockholders and the proxy contest initiated by Red Mountain Capital.

FINAL IRBT Employee Letter and FAQ re: iRobot Proxy Filing

iRoboteers,

This morning we issued a press release and mailed a letter to all iRobot stockholders regarding our Annual Meeting of Stockholders, which is scheduled to take place on May 25, 2016. As many of you are also stockholders of iRobot, I encourage you to read the press release and letter here.

As previously discussed, one of our stockholders, Red Mountain Capital, is seeking to replace two of iRobot’s directors with two candidates of their own. As we outline in our stockholder letter, Red Mountain has not provided an alternative strategic plan to drive additional value for iRobot stockholders, and is only suggesting actions which the iRobot Board and management team have already taken. Our Board and management team are focused on a strategy of growth, innovation and allocating capital to the highest value opportunities to drive value for our all of our stakeholders. In the letter, we urge stockholders to vote “FOR” iRobot’s experienced and highly qualified director nominees – Mohamad Ali and Michael Bell – who bring significant experience in technology, software and the Internet of Things to iRobot.

As I mentioned in my note on February 18, both iRobot and Red Mountain will be issuing additional public statements and materials to our stockholders as we approach the Annual Meeting, and you are likely to see increased media attention focused on iRobot as a result. If you receive any media questions on this matter, it is important that you forward them to Matt Lloyd at mlloyd@irobot.com. Any investor inquiries should be forwarded to Elise Caffrey at ecaffrey@irobot.com.

I also want to reiterate that this matter has no effect on our operations or our day-to-day work. Thanks to all of you, we are making significant progress executing on our strategic initiatives to drive growth and continuing our transformation into the consumer robotics company.

Voting for iRobot’s Experienced and Highly Qualified Directors

If you are currently an iRobot stockholder, you will receive our proxy materials in the mail shortly, including a WHITE proxy card. To ensure that our current directors, who we believe have the necessary skills and expertise to guide iRobot as we continue our strategic transformation, are reelected, we recommend that you use the WHITE proxy card to vote by telephone, online or by signing, dating and returning it in the postage-paid return envelope provided. Regardless of the number of shares you own, it is important that you vote to support our Board’s nominees.

If you have any questions about the issues being considered at the annual meeting, please reach out to your manager. If you have questions about how to vote your WHITE proxy card, please call Innisfree M&A Incorporated, toll-free, at (877) 717-3929. We have retained Innisfree M&A Incorporated to assist us with this proxy solicitation.

Thanks to all for your ongoing focus and continued commitment to iRobot.

-Colin

FAQs

1.	Who is Red Mountain?

•	Red Mountain is a hedge fund manager located in Los Angeles, CA.

•	Red Mountain is an iRobot stockholder.

2.	What is a proxy fight or a proxy contest?

•	A proxy fight (sometimes called a proxy contest) is an effort by a third party to win stockholder votes in an election of a company’s directors or the vote on a proposal put before the stockholders. The stockholders may vote either in person or by proxy. A validly executed proxy permits an eligible voter to vote without being present at the actual meeting.

3.	What is a proxy statement?

•	A proxy statement contains information about the Company’s Annual Meeting of Stockholders and is made available to our stockholders each year.

•	iRobot’s proxy statement has been filed by the Company with the SEC and includes the Board’s recommendations to stockholders on director nominees, among other information.

•	Red Mountain has also filed a proxy statement in support of its director nominees.

4.	How is a proxy contest conducted?

•	Opposing parties use proxy materials, including a proxy statement, letters and press releases, to communicate with stockholders and seek to obtain their votes for a particular action. These materials contain information about the proposal and instructions on how to vote. Proxy materials must be filed with the SEC.

•	Only the latest-dated proxy that a stockholder submits by proxy card, phone or internet voting, or a vote cast by the record holder at the meeting, will count as a valid vote.

5.	How long will the proxy contest last?

•	A proxy contest may last until both parties reach an agreement, the stockholder withdraws its nominees or until the date of the company’s Annual Meeting.

6.	What will happen at iRobot’s Annual Meeting?

•	Stockholders of record will be able to vote at the Annual Meeting.

•	If the proxy contest is still ongoing, both iRobot and Red Mountain will submit all of the proxy cards and votes received from stockholders to an independent inspector of elections, who will be responsible for counting and certifying the vote.

•	While there may be a preliminary indication of the outcome of the vote on the day of the meeting, it generally takes some time for the vote to be certified by the independent inspector.

7.	Will I get proxy materials from both iRobot and Red Mountain regarding the upcoming vote at the Annual Meeting? If so, what will they look like?

•	Yes. You can expect to receive mailings from both iRobot and Red Mountain. Each mailing from iRobot and Red Mountain will contain a proxy card. iRobot’s cards will be WHITE, and Red Mountain’s cards will be Green.

•	Your Board recommends that you vote FOR iRobot’s experienced director nominees on the WHITE proxy card and simply discard any Green proxy card received from Red Mountain.

•	Please do not cast any votes using the Green proxy card, even as a “protest.” Even if you indicate “Withhold” on the Red Mountain nominees, your vote on a Green proxy card will automatically revoke any vote you might have previously submitted on iRobot’s WHITE proxy card.

8.	How do I vote my shares?

•	To vote your shares and elect iRobot’s directors, use the WHITE proxy card to vote by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, as soon as possible.

•	Stockholders who have any questions or need assistance voting can call Innisfree M&A Incorporated, toll-free at (877) 717-3929.

9.	What do I do if a stockholder, analyst, or member of the media contacts me?

•	Please refer all inquiries you receive from the media to Matt Lloyd at mlloyd@irobot.com

•	Please refer all inquiries you receive from stockholders or the investment community to Elise Caffrey at ecaffrey@irobot.com

Important Stockholder Information

iRobot Corporation (“iRobot”, or the “Company”) will hold its 2016 Annual Meeting of stockholders on May 25, 2016. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting and related matters.

COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K filed with the SEC on February 19, 2016, and definitive proxy statement filed with the SEC on March 29, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com.

Forward-Looking Statements

Certain statements made in this communication are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. This communication contains express or implied forward-looking statements relating to, among other things, iRobot’s expectations regarding future financial performance, future operating performance and growth, our strategic actions to continue revenue growth, demand for our robots, strategic investments to diversify Home revenue, the impact of the divestiture of our Defense & Security business, the impact of our strategic actions to enhance stockholder value, and anticipated revenue, earnings per share and Adjusted EBITDA for fiscal year 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, our ability to enhance stockholder value through our strategic actions, including the sale of our Defense & Security business, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot undertakes no obligation to update or revise the information contained in this communication, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot, see the disclosure contained in our public filings with the SEC.